1 November 4, 2013 Baird’s 2013 Industrial Conference Andrew Lane Chairman, President & CEO Exhibit 99.1

2
Baird’s 2013 Industrial Conference
November 4, 2013
2
This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as
amended, and Section 27A of the Securities Act, as amended, including, for example, statements about the Company’s business strategy, its industry, its future profitability, growth in the Company’s various markets, and the Company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions.  These forward-looking statements are not guarantees of future performance.  These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. For a discussion of key risk factors, please see the risk factors disclosed in the Company’s annual report on Form 10-K for the year ended December 31, 2012 and the registration statement (including a prospectus and prospectus supplement) for the offering to which this communication relates, which are available on the SEC’s website at www.sec.gov and on the Company’s website,
www.mrcglobal.com.
Our filings and other important
information are also available on the Investor Relations page of our website at www.mrcglobal.com
Undue reliance should not be placed on the Company’s forward-looking statements.  Although forward-looking statements reflect the
Company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.
Statement Regarding Use of Non-GAAP Measures:
The Non-GAAP financial measures contained in this presentation (EBITDA, Adjusted EBITDA, Adjusted Gross Profit and variations thereof)
are not measures of financial performance calculated in accordance with GAAP and should not be considered as alternatives to net income
(loss) or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with
GAAP, or as alternative measures of liquidity.  Management believes that certain non-GAAP financial measures provide a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide financial statement users meaningful comparisons between current and prior year period results.  They are also used as a metric to determine certain components of performance-based compensation.  The adjustments and Adjusted EBITDA are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company.
Forward Looking Statements and Non-GAAP Disclaimer

Company Snapshot
MRO
72%
Projects
28%
U.S.
76%
Canada
13%
Europe / Asia Pacific
11%
MRC is the largest global distributor of pipe, valves and fittings (PVF) to the energy industry
1. Percentage of sales for the nine months ended September 30, 2013
2. MRO revenue generated from broad based contracts covering both ongoing capital and operating needs of customers.
By the Numbers Industry Sectors Product Categories Business Model

2013
Revenue
Guidance
$5.16B+
Upstream Line Pipe / OCTG
Locations 400+
Countries 44+
Midstream Valves
Customers 18,000+
Suppliers 18,000+
Downstream/
Industrial
Fittings / Flanges
SKU’s 175,000+
3
Baird’s 2013 Industrial Conference
November 4, 2013

MRC Revenue Diversification by Industry Sector
Chemical
5%
Gas Utility
11%
Refining
7%
Other /
Industrial
16%
Transmission
17%
Drilling &
Completion
Tubulars
9%
Production
Infrastructure,
Materials &
Supplies
35%
Note: Percentage of sales for the nine months ended September 30, 2013.
Upstream
44%
Downstream  28% 28%  Midstream

Baird’s 2013 Industrial Conference
November 4, 2013

By Product Line
MRC Revenue Diversification
Note: Percentage of sales for the nine months ended September 30, 2013.
By Geography

Baird’s 2013 Industrial Conference
November 4, 2013
11%
13%
24%
25%
27%
Asia / Europe
Canada
Eastern US
Western US
Gulf Coast 28%
22%
21%
20%
9%
Valves
Fittings & Flanges
Other
Line Pipe
OCTG
28%
22%
20%
21%
9%

Why customers Choose Distribution & MRC
Generating savings and efficiencies for our customers
while enabling them to focus on their core competencies

Baird’s 2013 Industrial Conference
November 4, 2013
Benefits of MRC
Integrated Supply Chain Services
Supplier Registration / Preferred Supplier List
Global delivery footprint
$1B+ in global inventory
Global sourcing from 35+ countries
Cost Savings and Efficiencies
Technical Assistance / Product Recommendation
Warehouse and Logistics Management
Inventory Consignment / Just-in-Time Delivery
Customized IT Solutions

MRC plays a critical role in the complex, technical, global energy supply chain Long-Term Customer & Supplier Relationships CUSTOMERS SUPPLIERS 7 Baird’s 2013 Industrial Conference November 4, 2013

Where Our Customers Need Us To Be
Leading industrial distributor of PVF globally to the energy and industrials sectors
Houston, TX Edmonton, AB Bradford, UK Singapore Perth, AU

Baird’s 2013 Industrial Conference
November 4, 2013
North America International
Branches U.S. = 144+
Canada = 45+
49+
Distribution Centers
U.S.= 8
Canada = 1
U.K. = 1
Singapore = 1
Australia = 2
Netherlands = 1
Valve Automation Centers
U.S. =13
Canada = 1
12
Pipe Yards
U.S. = 95+
Canada = 25+

29%
22%
49%
1. Percentage of sales for the nine months ended September 30, 2013.

Baird’s 2013 Industrial Conference
November 4, 2013
Strategic Objectives
Execute Global Preferred
Supplier Contracts
• 2012: North American PVF & Global Valve
Contract for Shell
• 2013 :
• Global Celanese PVF
• NiSource US MRO PVF
• Williams, US PVF, Midstream
• Chevron Phillips Chemical, PVF, Downstream
Rebalance Product Mix to
Higher Margin Items
• Focus on valve and valve automation
• Strengthen offerings in stainless and
alloy PFF
• Lowered OCTG as a percentage of
inventory / sales
Growth from Mergers & Acquisitions
• Add product lines to complete global PVF
offerings
• 2012: Production Specialty Services – Permian
Basin
• 2013: Flow Control Products, Permian Basin –
Valve & valve automation
• Service customers where they spend – currently
an international focus
• NAWAH – Iraqi alliance
Organic Growth
• Target Accounts : develop the “next 75” customers
• Top 25 customers represent 49% of revenue¹
All Other
-
18,000+ customers
Targeted Growth Accounts
Top 1 - 25
Customer Mix
- Revenue

Baird’s 2013 Industrial Conference
November 4, 2013
End Market Opportunities
Global E&P Spending²
1. Percentage of sales for the nine months ended September 30, 2013.
2. Source: Barclays 2013 E&P Spending Outlook Mid Year Update.
3. Source: Pipeline Safety and Hazardous Materials Administration, Wall Street Journal, for Top 10 states by pipeline mileage.
4. Source: Industrial Info Resources: October 2013.
Petroleum Refining & Chemical
Processing Spend in North
America
4
millions
millions
MRC Revenue Mix by End Market
63%
Built
Before
1970
37%
Built
After
1970
$-
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
$900,000
2011A 2012A 2013E 2014E 2015E
United States
Canada
Outside North America
Upstream 44% Midstream 28% Downstream 28%
$-
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
2012A 2013E 2014E 2015E 2016E 2017E
1
> New North American Shale
Infrastructure
> Aging U.S. Infrastructure and New
Legislation To Drive Pipeline
Replacement and Additional
Automated Valve Sales³

Today
10 – 15 Years Ago Next 1 to 5 Years
Changing PVF Energy Distribution Landscape
Consolidating energy industry benefits global players
Decentralized
Procurement
• Separate contracts by
product class
• PVF purchasing
handled locally
Centralized
Procurement
• Purchasing more
consolidated
• Contracts by end segment
• Contracts cover PVF
• Customers align with
suppliers with size/scale
• Global upstream /
midstream / downstream
PVF contracts
Global
Procurement

Baird’s 2013 Industrial Conference
November 4, 2013

Baird’s 2013 Industrial Conference
November 4, 2013
Note:  Reflects reported revenues for the year of acquisition
M&A - Track Record of Strategic Acquisitions
•
•
•
•
Branch platforms/infrastructure for North American shale plays
Global valve and valve automation
Global stainless/alloys
International branch platform for “super majors” E&P spend
Acquisition Priorities

13 Baird’s 2013 Industrial Conference November 4, 2013 Financial Overview

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November 4, 2013
Financial Metrics
Sales Adjusted Gross Profit and % Margin
Adjusted EBITDA and % Margin
($ in millions, except per share data)
Y-o-Y
Growth
61% 29% (14%)
5.8% 7.5% 8.3% 7.8%
7.5%
8.5% 7.7%
Longer term revenue growth and improving profitability
Y-o-Y
Growth
26% 15% (6%)
Diluted EPS
Y-o-Y
Growth
NM 259% 43%
Nine months
ended Sept 30
$1,046
$3,846
$4,832
$5,571
$5,160 $4,264
$3,887
2010 2011 2012 2013
Guidance
2012 2013
$5,300
Nine months
ended Sept 30
$663
$850
$1,058
$994
$809
$763
2010 2011 2012 2013
Guidance
2012 2013
Nine months
ended Sept 30
Y-o-Y
Growth
28% 24% (4%)
17.2% 17.6% 19.0% 20%
19%
19.0% 19.6%
$(0.61)
$0.34
$1.22
$1.65
$1.31
$1.26
2010 2011 2012 2013
Guidance
2012 2013
$ 1.85
Nine months
ended Sept 30
$224
$360
$463
$385
$364
$299
2010 2011 2012 2013
Guidance
2012 2013
$415

Baird’s 2013 Industrial Conference
November 4, 2013
Balance Sheet Metrics
Total Debt Capital Structure
Cash Flow from Operations
Net Leverage
($ in millions)
Strong balance sheet and cash flow
Sept 30, 2013
Cash and Cash Equivalents $ 33
Total Debt (including current portion):
Term Loan B due 2019, net of discount 638
Global ABL Facility due 2017 406
Total Debt $ 1,044
Total Equity 1,317
Total Capitalization $ 2,361
Nine months
ended Sept 30
$1,360
$1,527
$1,257
$1,044
2010 2011 2012 Sep-13
$113
$(103)
$240
$250
$66
$241
2010 2011 2012 2013
Guidance
2012 2013
$280
5.8 x
4.1 x
2.6x
2.5x
2010 2011 2012 Sep-13

Baird’s 2013 Industrial Conference
November 4, 2013
Macro drivers
• Growth in global energy consumption
driving investment
• Increased global production
• Need for additional energy infrastructure
• Expansion of downstream energy
conversion businesses
Investment Thesis Summary
Leading global PVF distributor to the energy sector
MRC attributes
• Ability to capitalize on global energy
investment across all sectors
• Long term global customer & supplier
relationships
• Strong balance sheet

17 Baird’s 2013 Industrial Conference November 4, 2013 Appendix

Baird’s 2013 Industrial Conference
November 4, 2013
Nine months ended
Sept 30
December 31
($ in millions) 2013 2012 2012 2011 2010
Net income (loss) $  128.8 $  124.4  $ 118.0 $ 29.0 $ (51.8)
Income tax expense (benefit) 65.5 67.8 63.7 26.8 (23.4)
Interest expense 46.0 92.6 112.5 136.8 139.6
(Decrease) increase in LIFO reserve (21.2) 3.1 (24.1) 73.7 74.6
Write off of debt issuance costs - 1.7 1.7 9.5 -
Loss on early extinguishment of debt - 21.7 114.0 - -
Depreciation and amortization 16.8 13.2 18.6 17.0 16.6
Amortization of intangibles 39.1 37.2 49.5 50.7 53.9
Change in fair value of derivative instruments (0.6) (1.8) (2.2) (7.0) 4.9
Equity based compensation expense 8.6 5.9 8.5 8.4 3.7
Executive separation expense (cash portion) 0.8 - - - -
Insurance charge 2.0 - - - -
Foreign currency losses (gains) 12.0 (0.5) (0.8) (0.6) 0.3
Inventory write-down - - - - 0.4
M&A transaction & integration expenses - - - 0.5 1.4
Pension settlement - - 4.4 - -
Legal and consulting expenses - - - 9.9 4.2
Joint venture termination - - - 1.7 -
Provision for uncollectible accounts - - - 0.4 (2.0)
Severance and related costs - - - 1.1 3.2
Franchise taxes - - - 0.4 0.7
Closed locations - - - - (0.7)
Other expenses 1.4 (1.2) (0.6) 2.2 (1.4)
Adjusted EBITDA $  299.2 $  364.1 $ 463.2 $ 360.5 $ 224.2
Adjusted EBITDA Reconciliation

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Nine months ended
Sept 30
December 31
($ in millions) 2013 2012 2012 2011 2010
Gross Profit $  728.8 $  755.4 $ 1,013.7 $ 708.2 $ 518.1
Depreciation and amortization 16.8 13.2 18.6 17.0 16.6
Amortization of intangibles 39.1 37.2 49.5 50.7 53.9
(Decrease) increase in LIFO reserve (21.2) 3.1 (24.1) 73.7 74.6
Adjusted Gross Profit $  763.5 $  808.9 $ 1,057.7 $ 849.6 $ 663.2
Adjusted Gross Profit GAAP Reconciliation